UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 18, 2009

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

    Set forth below is investor presentation material of Great Southern Bancorp, Inc.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date August 18, 2009	By:	/s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer


NEBRASKA
MISSOURI
KANSAS
ARKANSAS

Great Southern

NASDAQ: GSBC

August 18, 2009

Forward Looking Information

When used in this presentation, filings by the Company with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result" "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, the Company's ability to access cost-effective funding, fluctuations in real estate values and both residential and commercial real estate market conditions, demand for loans and deposits in the Company's market area and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake-and specifically declines any obligation- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

About Great Southern Bancorp, Inc.

- ✓ $3.3 billion in assets
- ✓ $1.9 billion in loans
- ✓ $2.4 billion in deposits
- ✓ 133,000 households
- ✓ 56 Banking Centers
- ✓ 3 Loan Production Offices
- ✓ 900 associates
- ✓ Providing banking, investment, insurance & travel services


NEBRASKA
MISSOURI
KANSAS
ARKANSAS

Recent Company News



TeamBank N.A.
IOWA
NEBRASKA
ILLINOIS
MISSOURI
KANSAS
OKLAHOMA
ARKANSAS

Acquired Kansas-based TeamBank in a FDIC-assisted transaction on March 20, 2009.

- ✓ Acquired approximately $440 million of loans, commitments and ORE at a discount of $100 million
- ✓ Assumed approximately $511 million in deposits at a premium of $4.9 million
- ✓ 17 banking center locations in Kansas, Missouri and Nebraska
- ✓ 33,000 customer households

Recent Company News

Banking Center Expansion:

✓ Opened first retail banking center in the St. Louis metro market in May 2009.

- $66.8 million in deposits generated



Great Southern Bank

✓ Set to open additional banking center in the Kansas City metro market in third quarter 2009.

Managing Through the Current Cycle

Priorities:

- ✓ Capital Management
- ✓ Credit Quality/Pricing Discipline
- ✓ Liquidity Management
- ✓ Positioned for Opportunities

GSBC Capital Strength

	2007	2008*	03/31/09*	06/30/09*	Well Capitalized Minimum
Tangible common equity (TCE) to assets	7.73%	6.65%	5.70%	5.92%	N/A
TCE to risk-weighted assets	9.14%	9.30%	9.80%	10.02%	N/A
Tier 1 leverage capital	9.13%	10.05%	9.74%	8.20%	≥5%
Tier 1 risk-based capital	10.62%	13.80%	13.89%	13.84%	≥6%
Total risk-based capital	11.86%	15.05%	15.15%	15.09%	≥10%
(in thousands)					
Tangible common equity	$187,962	$176,820	$194,565	$197,139	
Tier 1 capital	$218,318	$262,545	$274,941	$276,200	
Total risk-based capital	$243,777	$286,332	$299,747	$301,247	

** Includes TARP Capital Purchase Program funds of $58 million*

Loan Portfolio & Asset Quality

Loan Portfolio Diversification

(Legacy Great Southern Portfolio[1])

6/30/09 Balance of $1,708,247 (000's)


Multifamily Real Estate
$117,068
7%
Commercial Business
$123,039
7%
Consumer Loans*
$183,531
11%
Single Family
Residential
$251,070
15%
Industrial
Revenue Bonds
$61,754
4%
Const & Land
Development
$466,380
27%
Commercial Real
Estate
$505,405
29%

*Includes Home Equity Loans of $46,823

6/30/08 Balance of $1,833,346 (000's)


Multifamily Real Estate
$117,633
6%
Commercial Business
$148,085
8%
Consumer Loans*
$182,144
10%
Single Family
Residential
$211,192
12%
Industrial Revenue
Bonds
$52,929
3%
Const & Land
Development
$640,276
35%
Commercial Real
Estate
$481,087
26%

*Includes Home Equity Loans of $43,644

1 Legacy portfolio excludes acquired loans covered by loss share agreement

Construction & Land Development Commitments

Funded vs. Unfunded



$1,000
$800
$600
$400
$200
$0
Millions
$223
$497
$238
$642
$263
$686
$74
$544
$48
$466
2005
2006
2007
2008
06/30/09
Unfunded
Funded

Nonperforming Loans by Type

(Legacy Great Southern Portfolio)

6/30/09 Balance of $14,423 (000's)


Multifamily Real Estate
$1,357
9%
Consumer Loans*
$976
7%
Commercial Business
$755
5%
Single Family Residential
$4,875
34%
Const & Land Development
$5,318
37%
Commercial Real Estate
$1,142
8%

*Includes Home Equity Loans of $277

6/30/08 Balance of $32,860 (000's)


Consumer Loans*
$566
2%
Single Family Residential
$4,256
13%
Multifamily Real Estate
$8,124
25%
Commercial Real Estate
$6,158
19%
Commercial Business
$5,737
17%
Const & Land Development
$8,019
24%

*Includes Home Equity Loans of $227

Loan Loss Reserve to Total Loans



2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
1.73%
1.60%
1.54%
1.38%
1.66%
1.91% *

	2004	2005	2006	2007	2008	6/30/09*
GSBC	1.73%	1.60%	1.54%	1.38%	1.66%	1.91%

* Excludes acquired loans covered by loss share agreement

Asset Quality Ratios


3
2.5
2
1.5
1
0.5
0

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	6/30/09
Non-Performing Assets/Assets	2.52	1.96	1.29	1.04	1.34	0.91	1.27	1.04	0.35	0.77	1.10	2.29	2.46	1.63
Net Charge-offs/Avg. Loans	0.32	0.10	0.16	0.23	0.20	0.27	0.56	0.47	0.17	0.20	0.23	0.35	2.63 *	1.01**

*** Due to 2008 $36.6 million charge-off for bank holding company loan and related borrowers**

** Excludes acquired loans covered by loss share agreement

Liquidity Management

Liquidity

	12/31/08	03/31/09	06/30/09
Cash & Cash Equivalents	$167.9 million	$423.2 million	$405.3 million

Available secured lines and on-balance sheet liquidity:

	03/31/09	06/30/09	08/03/09
Federal Home Loan Bank line	$239.3 million	$148.4 million	$148.4 million
Federal Reserve Bank line	$143.8 million	$233.5 million	$233.5 million
Interest-Bearing and Non-Interest-Bearing Deposits	$295.5 million	$332.2 million	$383.2 million
Unpledged Securities	$73.3 million	$33.1 million	$14.0 million

Brokered Deposit Cash Flow

Total brokered deposits as of 08/17/09 - $397.4 million

Deposit Maturity Date By Quarter	
09/30/09	$17.6 million
12/31/09	$14.1 million
03/31/10	$15.1 million
06/30/10	$62.5 million
09/30/10	$43.1 million
12/31/10	$18.1 million
03/31/11	$36.5 million
06/30/11	$64.4 million
09/30/11	$38.6 million
12/31/11	$7.6 million
03/31/12	$60.1 million
06/30/12	$9.7 million
09/30/12	$10.0 million

Composition of Deposits

Year-End 2005 to 2008 and through June 30, 2009



(in thousands)
$800,000
$600,000
$400,000
$200,000
$0

	2005	2006	2007	2008 (1)	6/30/2009 (2)
Checking & Savings	$592,241	$604,613	$661,702	$525,241	$767,040
CD's	$376,283	$396,718	$421,918	$407,035	$811,956
Brokered CD's	$584,658	$711,737	$595,061	$807,482	$514,648
CDARS Customer			$88,800	$168,270	$354,877

(1) Includes $168,812 of CDARS purchased funds in brokered CD category.

(2) Includes $170,274 of CDARS purchased funds in brokered CD category & includes former TeamBank deposits.

Recent Results

Second Quarter 2009 Results

Selected Operating Data:

	Three Months Ended June 30, 2009	Three Months Ended June 30, 2008	Six Months Ended June 30, 2009	Six Months Ended June 30, 2008	Three Months Ended March 31, 2009
	(Dollars in thousands)				
Interest income	$40,221	$35,664	$74,521	$74,004	$34,301
Interest expense	18,442	17,533	35,187	38,030	16,746
Net interest income	21,779	18,131	39,334	35,974	17,555
Provision for loan losses	6,800	4,950	11,800	42,700	5,000
Non-interest income	9,583	9,864	41,625	20,047	32,042
Non-interest expense	20,008	13,557	35,222	27,674	15,214
Provision (credit) for income taxes	1,072	3,156	11,542	(5,532)	10,470
Net income (loss)	$3,482	$6,332	$22,395	$ (8,821)	$ 18,913
Net income (loss) available to common shareholders	$ 2,641	$6,332	$20,729	$ (8,821)	$ 18,088

Second Quarter 2009 Results

	Three Months Ended June 30, 2009	Three Months Ended June 30, 2008	Six Months Ended June 30, 2009	Six Months Ended June 30, 2008	Three Months Ended March 31, 2009
Per Common Share:					
Net income (loss) (fully diluted)	$.19	$.47	$1.51	$(.66)	$ 1.34
Book value	$15.06	$12.86	$15.06	$12.86	$14.93
Earnings Performance Ratios:					
Annualized return on average assets	.41%	1.00%	1.44%	(.70)%	2.68%
Annualized return on average stockholders' equity	6.78%	14.13%	22.99%	(9.36)%	41.08%
Net interest margin	3.00%	3.07%	2.92%	3.07%	2.81%
Net interest margin excluding hedge acctg. entries	3.04%	3.23%	2.95%	3.27%	2.83%
Average interest rate spread	2.99%	2.82%	2.86%	2.76%	2.69%
Efficiency ratio	63.80%	48.43%	43.51%	49.40%	30.68%
Non-interest expense to average total assets	2.30%	2.10%	2.19%	2.16%	2.05%
Asset Quality Ratios (excluding FDIC-supported assets):					
Allowance for loan losses to period-end loans	1.91%	1.49%	1.91%	1.49%	1.73%
Non-performing assets to period-end assets	1.63%	2.65%	1.63%	2.65%	1.81%
Non-performing loans to period-end loans	.75%	1.79%	.75%	1.79%	1.22%
Annualized net charge-offs to average loans	1.01%	.90%	.96%	4.38%	.91%

Looking Ahead

- ✓ Limited loan growth
- ✓ Credit quality resolution
- ✓ Customer deposit acquisition/retention
- ✓ Open two to three banking centers per year in targeted markets

Why Great Southern?

- ✓ Positioned for long-term growth
- ✓ Strong capital and liquidity positions
- ✓ Strong core operating earnings power
- ✓ Expanding retail banking franchise
- ✓ High percentage of insider ownership

Thank You

For more information:

- ✓ Visit our Web site: www.greatsouthernbank.com
- ✓ Sign up for e-mail notification to get the latest Great Southern news
- ✓ Call us with questions: 417.895.5242

Supplemental Loan Portfolio Information

Loan Portfolio by Region

(Legacy Great Southern Portfolio)

6/30/09 Balance of $1,708,247 (000's)



Other Out of State
$271,602
16%
Springfield
$534,640
31%
Other Missouri Regions
$73,741
4%
Central Missouri
$61,946
4%
Joplin
$68,500
4%
Other Kansas
$37,921
2%
Kansas City
$94,057
6%
St Louis
$204,680
12%
Northwest Arkansas
$152,013
9%
Branson
$209,146
12%

6/30/08 Balance of $1,833,346 (000's)



Other Missouri Regions
$75,090
4%
Other Out of State
$246,848
13%
Springfield
$576,509
32%
Central Missouri
$66,201
4%
Joplin
$69,496
4%
Other Kansas
$50,836
3%
Kansas City
$100,035
5%
St Louis
$255,391
14%
Northwest Arkansas
$165,335
9%
Branson
$227,605
12%

Commercial Real Estate

(Legacy Great Southern Portfolio)

6/30/09 Balance of $505,405 (000's)



Storage Facilities
$21,070
4%
Other
$25,934
5%
Retail
$90,971
18%
Industrial
$15,842
3%
Recreational Facilities
$28,794
6%
Office Buildings
$49,935
10%
Restaurants
$33,313
7%
Motel / Hotel
$122,317
24%
Healthcare
$117,229
23%

6/30/08 Balance of $481,087 (000's)



Storage Facilities
$12,608
3%
Other
$38,387
8%
Industrial
$24,642
5%
Retail
$76,537
16%
Recreational Facilities
$29,574
6%
Office Buildings
$42,675
9%
Restaurants
$28,542
6%
Motel / Hotel
$121,338
25%
Healthcare
$106,784
22%

Construction & Land Development

(Legacy Great Southern Portfolio)

6/30/09 Balance of $466,380 (000's)



Storage Facilities
$11,480
2%
Single Family Residential
$32,106
7%
Other
$26,659
6%
Apartments
$52,457
11%
Healthcare
$31,917
7%
Historic Rehab Condos
$2,455
1%
Retail
$34,599
7%
Recreation/Resort Condos
$29,248
6%
Residential Condos
$15,494
3%
Commercial Development
$121,420
27%
Residential Land Development
$108,545
23%

6/30/08 Balance of $640,276 (000's)



Storage Facilities
$11,869
2%
Other
$55,212
9%
Single Family Residential
$69,642
11%
Apartments
$65,672
10%
Healthcare
$38,494
6%
Historic Rehab Condos
$35,820
6%
Retail
$52,356
8%
Recreation/Resort Condos
$35,705
6%
Commercial Development
$124,871
19%
Residential Condos
$22,445
4%
Residential Land Development
$128,190
19%

Nonperforming Loans by Region

(Legacy Great Southern Portfolio)

6/30/09 Balance of $14,423 (000's)



Other Missouri Regions $67 0%
Other Out of State $1,400 10%
Springfield $5,651 40%
Central Missouri $831 6%
Joplin $883 6%
Kansas City $606 4%
St Louis $1,357 9%
Northwest Arkansas $2,138 15%
Branson $1,490 10%

6/30/08 Balance of $32,860 (000's)



Other Out of State $4,973 15%
Springfield $5,289 16%
Other Missouri Regions $506 2%
Joplin $491 1%
Branson $3,911 12%
St. Louis $9,921 30%
Northwest Arkansas $7,769 24%

Historical Perspective

Assets

Year-end 2003 to 2008 and through June 30, 2009
(in Thousands)



$3,600,000
$3,100,000
$2,600,000
$2,100,000
$1,600,000
$1,100,000
$600,000
$1,544,051
$1,851,214
$2,081,155
$2,240,308
$2,431,732
$2,659,923
$3,332,715
2003
2004
2005
2006
2007
2008
6/30/09

Total Net Loans

Year-end 2003 to 2008 and through June 30, 2009

(in Thousands)



$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$1,146,572
$1,334,508
$1,514,169
$1,674,618
$1,820,111
$1,716,996
$1,868,775
2003
2004
2005
2006
2007
2008
6/30/09

Net Interest Margin


For the Calendar Years 2003 to 2008 and through June 30, 2009
4.80%
4.40%
4.00%
3.60%
3.20%
2.80%
2.40%
2.00%
3.89%
3.77%
3.13%
3.39%
3.24%
3.01%
2.92%
2003
2004
2005
2006
2007
2008
6/30/09

Net Interest Income

Year-end 2003 to 2008 and through June 30, 2009
(in Thousands)



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$53,015
$60,582
$58,398
$69,227
$71,405
$71,583
$39,334
2003
2004
2005
2006
2007
2008
6/30/2009

Non-Interest Income

Year-end 2003 to 2008 and through June 30, 2009
(in Thousands)



$50,000
$40,000
$30,000
$20,000
$10,000
$21,991
$23,292
$22,208
$29,633
$30,546
$28,144
$41,625
2003
2004
2005
2006
2007
2008
6/30/2009

Earnings


Year-end 2003 to 2008 and through June 30, 2009
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
2003
2004
2005
2006
2007
2008
6/30/2009
Net Income
Diluted EPS

Efficient Operator – Efficiency Ratio

Year-end 2003 to 2008 and through June 30, 2009



60.00%
55.00%
50.00%
45.00%
40.00%
48.21%
46.66%
54.50%
49.10%
50.12%
55.86%
43.51%
2003
2004
2005
2006
2007
2008
6/30/2009

Efficient Operator – Overhead Ratio*



Year-end 2003 to 2008 and through June 30, 2009
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
2003
2004
2005
2006
2007
2008
6/30/2009
21.30%
11.95%
38.77%
27.70%
31.21%
38.50%
-16.28%

*(Non IE – Non II)/Net II

Performance Measures

Year-end 2003 to 2008 and through June 30, 2009

Return on Average Assets


1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
-0.40%
2003
2004
2005
2006
2007
2008
6/30/2009

Return on Average Equity


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
2003
2004
2005
2006
2007
2008
6/30/2009

Great Southern

NASDAQ: GSBC